Filed Pursuant to Rule 497

File No. 333-292765

Rule 482ad

Saratoga Investment Corp. Announces Offering of Additional 8.00% Notes due 2031

NEW YORK, NY, Sept. 22, 2026 (GLOBE NEWSWIRE) -- Saratoga Investment Corp. (the “Company”) (NYSE: SAR) announced the commencement of a registered public offering of additional 8.00% Notes due 2031 (the “Notes”). The Notes are listed on the New York Stock Exchange under the trading symbol “SAX”.

The Notes will constitute a further issuance of, have the same terms (except the issue date and the offering price) as, rank equally in right of payment with, and be fungible and form a single series with the $85,000,000 and $12,750,000 in aggregate principal amount of the 8.00% Notes due 2031 that the Company initially issued on August 26, 2026 and September 2, 2026 pursuant to the underwriters fully exercising their over-allotment option, respectively.

Lucid Capital Markets, LLC and Oppenheimer & Co. Inc. are serving as joint book-running managers for this offering. Investors are advised to consider carefully the investment objective, risks and charges and expenses of the Company before investing. The Company expects to use the net proceeds from this offering to repay a portion of the outstanding indebtedness under the special purpose vehicle financing credit facility with Valley National Bank or to redeem the outstanding 8.00% Notes due 2027 depending on the extent and amount of the net proceeds from this offering.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of, the Notes referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement (File No. 333-292765) relating to the Notes was filed and has been declared effective by the Securities and Exchange Commission.

This offering is being made solely by means of a written prospectus forming part of the effective registration statement and a related preliminary prospectus supplement, which may be obtained from of any of the following investment banks: Lucid Capital Markets, LLC, Attn: George Mangione, 570 Lexington Avenue, 40th Floor, New York, NY 10022 (telephone number (646) 362-3098), or by e-mailing GMangione@lucidcm.com; or Oppenheimer & Co. Inc., Attention: Syndicate Prospectus Department, 85 Broad Street, 26th Floor, New York, NY 10004, by telephone at (212) 667-8055, or by email at EquityProspectus@opco.com.

The preliminary prospectus supplement dated September 22, 2026, and the accompanying prospectus dated March 11, 2026, each of which has been filed with the Securities and Exchange Commission, contains a description of these matters and other important information about the Company and should be read carefully before investing.

About Saratoga Investment Corp.

Saratoga Investment Corp. is a specialty finance company that provides customized financing solutions to U.S. middle-market businesses. The Company invests primarily in senior and unitranche leveraged loans and mezzanine debt, and, to a lesser extent, equity to provide financing for change of ownership transactions, strategic acquisitions, recapitalizations and growth initiatives in partnership with business owners, management teams and financial sponsors. The Company’s objective is to create attractive risk-adjusted returns by generating current income and long-term capital appreciation from its debt and equity investments. The Company has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, and is externally managed by Saratoga Investment Advisors, LLC, an SEC-registered investment advisor focusing on credit-driven strategies. The Company owns two active SBIC-licensed subsidiaries, having surrendered its first license after repaying all debentures for that fund following the end of its investment period and subsequent wind-down. Furthermore, it manages a $360 million collateralized loan obligation (“CLO”) fund that is in wind-down and co-manages a joint venture (“JV”) that owns a $400 million collateralized loan obligation (“JV CLO”) fund. It also owns 52% of the Class F notes and 100% of the subordinated notes of the CLO, 87.5% of both the unsecured loans and membership interests of the JV and 87.5% of the Class E-R notes of the JV CLO. The Company’s diverse funding sources, combined with a permanent capital base, enable the Company to provide a broad range of financing solutions.

Forward Looking Statements

Statements included herein contain certain “forward-looking statements” within the meaning of the federal securities laws, including statements with regard to the offering of the additional Notes and the anticipated use of the net proceeds of the offering. Forward-looking statements can be identified by the use of forward looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or negative versions of those words, other comparable words or other statements that do not relate to historical or factual matters. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations of future events and its future performance, taking into account all information currently available to the Company. These statements are not guarantees of future events, performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including, but not limited to: an economic downturn or recession and its impact on the ability of the Company’s portfolio companies to operate and the investment opportunities available to it; the uncertainty associated with the imposition of tariffs and trade barriers and changes in trade policy and its impact on the Company’s portfolio companies and the global economy; interest rate volatility, including the uncertainty relating to the interest rate environment; the impact of supply chain constraints; labor shortages; the elevated levels of inflation; and the impact of geopolitical conditions on the Company’s portfolio companies and opportunities available to it, as well as those described from time to time in our filings with the SEC. Any forward-looking statement speaks only as of the date on which it is made. The Company undertakes no duty to update any forward-looking statements made herein, whether as a result of new information, future developments or otherwise, except as required by law.

Contact: Henri Steenkamp
Saratoga Investment Corp.
212-906-7800